EXHIBIT 10.5


                                   ATMI, INC.

             NON-EMPLOYEE DIRECTORS DEFERRED COMPENSATION PROGRAM OF
                           ATMI, INC. 2003 STOCK PLAN


                                    ARTICLE 1
                                    ---------

                                     GENERAL
1.1   NAME AND PURPOSE.

      ATMI, Inc. (the "Company"), a Delaware corporation, hereby establishes the Non-Employee Directors Deferred Compensation Program of ATMI, Inc. 2003 Stock Plan (the "Program"). The purpose of the Program is to provide Awards under the 2003 Stock Plan of ATMI, Inc. to Non-Employee Directors of the Company as a vehicle to defer receipt of all retainers and meeting fees paid to Non-Employee Directors, and to permit such deferred amounts to be credited to Stock Accounts, established at the time of each deferral, equivalent to shares of the Company's Common Stock, at prices contemporaneous with each deferral date. The Program is intended to meet the requirements of ss.409A of the Internal Revenue Code (the "Code") and shall be operated and interpreted consistent with that intent.

1.2   DEFINITIONS.

      Whenever used herein, all capitalized terms not defined herein shall have the meaning set forth in the Plan and the following terms shall have the meaning set forth or referenced below:

      (a)   "Board" means the Board of Directors of the Company.

      (b) "Business Day" means a day except for a Saturday, Sunday or a legal holiday in the State of Connecticut.

      (c) "Common Stock" means (i) the common stock of the Company, adjusted as provided in Section 3.5, or (ii) if there is a merger or consolidation and the Company is not the surviving corporation thereof, the capital stock of the surviving corporation given in exchange for such common stock of the Company.

      (d) "Compensation" means retainer fees for service on, and fees for attendance at meetings of, the Board and any committees thereof, which are payable to a Non-Employee Director during a Program Year.

      (e) "Committee" means the Compensation Committee of the Board of Directors of the Company.




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      (f)   "Deferral Date" means any Business Day during a Program year on which fees are paid, as determined by the Board, to Non-Employee Directors in connection with their services on the Board, including, without limitation, retainer fees, committee services fees, or meeting fees.

      (g) "Non-Employee Director" means any individual serving on the Board who is not an employee of the Company or any of its subsidiaries or affiliates.

      (h)   "Program" has the meaning set forth in Section 1.1 above.

      (i)   "Program Year" means the calendar year.

      (j) "Separation from Service" means a Separation from Service as defined for purposes of Code ss.409A. Generally, a Non-Employee Director incurs a Separation from Service upon termination of service as a Non-Employee Director of the Company. For purposes of determining whether a Separation from Service has occurred, the Company means the Company and any company that is in the same controlled group with the Company as defined for purposes of Code ss.414(b) and (c), except that for purposes of determining whether another organization is in the same controlled group, common ownership of at least 50% shall be determinative.

      (k) "Stock Account" means a bookkeeping account established for each Participant pursuant to the terms hereof consisting of Stock Credits.

      (l) "Stock Credit" means a credit to a Stock Account representing shares of Common Stock, calculated pursuant to Article 2.

      (m) "Stockholders' Meeting" means the Annual Meeting of Stockholders of the Company.

      (n) "Unforeseeable Emergency" means a severe financial hardship to the Non-Employee Director resulting from an illness or accident of the Non-Employee Director, the Non-Employee Director's spouse, the Non-Employee Director's dependent (as defined in Code section 152(a)), or a Beneficiary; loss of the Non-Employee Director's property due to casualty (including the need to rebuild a home following damage to a home not otherwise covered by insurance, for example, as a result of a natural disaster); or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Non-Employee Director.





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

                                    ARTICLE 2
                                    ---------

                                  FEE DEFERRALS

2.1   ELIGIBILITY.

      Effective beginning on May 21, 2008, each Non-Employee Director serving on such date or at any time thereafter shall be eligible to participate, and shall participate, in the Program.

2.2   GRANT OF STOCK CREDITS.

      With respect to all periods beginning on or after May 21, 2008, each Non-Employee Director may elect prior to the beginning of a calendar year to participate in the Program and to defer some or all of the Compensation such Non-Employee Director will earn during such calendar year, in accordance with the terms of this Program. Such deferral elections are irrevocable as of December 31st of the year preceding the year in which the Compensation is earned.

      With respect to the first year that a Non-Employee Director becomes eligible to participate in the Plan, such Non-Employee Director may elect within 30 days of becoming eligible to participate in this Program, to become a Participant in the Program and defer some or all of the Compensation such Non-Employee Director will earn during the remainder of such calendar year, in accordance with the terms of this Program. Such deferral elections are irrevocable at the end of the 30 day period and shall apply only to Compensation earned after the end of the 30 day period. The determination of whether a Non-Employee Director may elect to defer Compensation under this paragraph shall be determined in accordance with Code ss.409A and related Treasury Regulations, including Treasury Regulations Section 1.409A-2(a)(7).

      Stock Credits with respect to Compensation shall be established on each Deferral Date in an amount equal to the (A) Compensation that would have been paid to a Participant on such Deferral Date but for the Participant's election to defer all or a portion of such Compensation pursuant to the Program, divided by (B) the Fair Market Value of the Common Stock on the Deferral Date.

2.3   DIVIDENDS.

       As of the date any dividend is paid to holders of shares of Common Stock, such Stock Account shall be credited with additional Stock Credits equal to (A) the amount which would have been paid as dividends on that number of shares (including fractions of a share) of Common Stock equal to the number of Stock Credits attributed to such Stock Account on the record date for such dividend payment, divided by (B) the Fair Market Value of the Common Stock on the dividend payment date. In the case of dividends paid in property other than cash, the amount of the dividend shall be deemed to be the fair market value of the property at the time of the payment of the dividend, as determined in good faith by the Committee.




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

                                    ARTICLE 3
                                    ---------

                            DISTRIBUTION OF ACCOUNTS

3.1   TIME AND METHOD OF PAYMENT.

      Distribution of the Stock Account of a Participant shall be made to such Participant on the 15th day (or the first Business Day thereafter) of the first calendar month following such Participant's Separation from Service as a director of the Company. Notwithstanding the foregoing, if as of the Separation from Service date, the Participant is a "specified employee" as defined for purposes of Code ss.409A as a result of prior or current employment with the Company, distribution shall be made as of the first Business Day of the first month following the date that is six months after the Participant's Separation from Service date. In no event may a Participant designate the timing or year of any payment made pursuant to this Section 3.1.

      Distribution of a Participant's Stock Account shall be made, subject to
Section 3.4, in a single installment in that number of shares of Common Stock as is equal to the number of Stock Credits in the Participant's Stock Account on the date of distribution, except that the value of any fractional share shall be paid in cash based on the Fair Market Value of the Common Stock on the date of distribution.

3.2   SEVERE FINANCIAL HARDSHIP.

      Notwithstanding any other Section of this Article 3, at the written request of a Participant or a Participant's legal representative, the Committee, upon a finding that, because of an Unforeseeable Emergency, continued deferral will result in a severe financial hardship to the Participant, shall cancel the deferral election of the Participant for the remainder of the then current year, and may authorize the payment of all or a part of a Participant's Stock Account, subject to Section 3.4, in shares of Common Stock, in a single installment prior to the distribution date for such Stock Account under Section 3.1 or Section 3.3.

      Whether a Participant is faced with an Unforeseeable Emergency permitting the cancellation of further deferrals and a distribution under this Section 3.2 shall be determined by the Committee (other than the Participant requesting the distribution) based on the relevant facts and circumstances, but, in any case, a distribution on account of Unforeseeable Emergency may not be made to the extent that such emergency is or may be relieved through reimbursement or compensation from insurance or otherwise, by liquidation of the Participant's assets, to the extent the liquidation of such assets would not cause severe financial hardship, or by cessation of deferrals under this Plan. If a distribution is approved by the Committee, the amount of the payment shall not exceed the amount reasonably necessary to satisfy the need, taking into account the additional compensation that is available to the Participant as the result of cancellation of deferrals to the Plan, including amounts necessary to pay any taxes or penalties that the Participant reasonably anticipates will result from the payment. Distributions under this Section 3.2 shall be paid in a single lump sum within the 90-day period following the date the payment is approved by the Committee. In no event shall the Participant have a right to designate the taxable year of the payment.



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3.3   DISTRIBUTION UPON DEATH.

      Notwithstanding any other provision of this Program, upon the death of a Participant, the Committee shall authorize the Company to distribute, subject to
Section 3.4 hereof, all of such Participant's Stock Account to such person or persons as the Participant may have designated. All such designations shall be made in writing in a form acceptable to the Committee and delivered to the Committee. A Participant may from time to time revoke or change any such designation by written notice to the Committee. If there is no designation on file with the Committee at the time of the Participant's death, or if the person or persons designated therein shall not be living or otherwise have ceased to exist as of the payment date, the distribution shall be made to the executor or administrator of the Participant's estate. Except as otherwise provided in this
Section 3.3, the distribution shall be made in accordance with Section 3.1, above.

3.4   WITHHOLDING TAXES.

      If required by any applicable law, the Company shall deduct from all distributions under the Plan any taxes required to be withheld by federal, state, or local governments, computed on the basis of the Fair Market Value of the number of shares of Common Stock otherwise distributable on the date of distribution.

3.5   ADJUSTMENT OF STOCK ACCOUNTS.

      If at any time the number of outstanding shares of Common Stock shall be increased as the result of any stock dividend, stock split, subdivision or reclassification of shares, the number of Stock Credits with which the Stock Account of each Participant is credited shall be increased in the same proportion as the outstanding number of shares of Common Stock is increased. If the number of outstanding shares of Common Stock shall at any time be decreased as the result of any combination, reverse stock split or reclassification of shares, the number of Stock Credits with which the Stock Account of each Participant is credited shall be decreased in the same proportion as the outstanding number of shares of Common Stock is decreased. In the event a dividend in kind is declared having a value per share of Common Stock equal to 10% or more of the Fair Market Value of a share of Common Stock on the Business Day prior to the public announcement of such dividend, the Committee shall make an appropriate equitable adjustment in the number of Stock Credits with which the Stock Account of each Participant is credited. In the event the Company shall at any time be consolidated with or merged into any other corporation and holders of shares of Common Stock receive shares of the capital stock of the resulting or surviving corporation (or any consideration other than shares of capital stock), there shall be credited to the Stock Account of each Participant, in place of the Stock Credits then credited thereto, new Stock Credits in an amount equal to the product of the number of shares of capital stock (or consideration other than shares of capital stock) exchanged for one share of Common Stock upon such consolidation or merger and the number of Stock Credits with which such Stock Account then is credited.




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                                    ARTICLE 4
                                    ---------

                                  THE COMMITTEE

4.1   AUTHORITY.

      The Committee shall have full power and authority to administer the Program, including the power to (a) promulgate forms to be used with respect to the Program, (b) promulgate rules of Program administration, (c) settle any disputes as to rights or benefits arising from the Program, (d) interpret and construe the terms of the Program, including, but not limited to, determining entitlement to benefits and the amount of such benefits, and (e) make such decisions or take such action as the Committee, in its sole discretion, deems necessary or advisable to aid in the proper administration of the Program. Any decision made by the Committee shall be final and binding on the Company, Participants and their heirs or successors. The Committee may delegate its power and authority to administer the Program to officers and employees of the Company; provided, however, that the Committee's power and authority under
Section 3.2 (regarding Severe Financial Hardship) shall not be delegated.

4.2   OPERATION.

      The Committee may act (a) by majority vote of its members meeting in person or by telephone, or (b) by consent in writing signed by all of the members of the Committee.

4.3   ELECTIONS, NOTICES.

      All elections and notices required to be provided to the Committee under the Program must be in such form or forms prescribed by, and contain such information as is required by, the Committee.


                                    ARTICLE 5
                                    ---------

                                  MISCELLANEOUS

5.1   FUNDING.

      All amounts payable under the Program shall constitute a general unsecured obligation of the Company.

5.2   NON-ALIENATION OF BENEFITS.

      No benefit under the Program shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to do so shall be void. No such benefit, prior to receipt thereof pursuant to the provisions of the Program, shall be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.



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



5.3   GOVERNING LAW.

      This Program shall be governed by the laws of the State of Connecticut.

5.4   AMENDMENT, MODIFICATION AND TERMINATION OF THE PROGRAM.

      The Board at any time may amend or modify the Program in any respect; provided, however, that (A) no such amendment or modification shall adversely affect the rights of any Participant or beneficiary, including his or her rights with respect to Stock Credits credited prior to such amendment or modification, without his or her consent; and (b) no such amendment or modification shall permit the acceleration or delay of a distribution hereunder except as permitted under Code ss.409A. Notwithstanding the foregoing, the Board of Directors may terminate the Program and pay Participants (or their beneficiaries) their accrued benefits in a single lump sum at any time, to the extent and in accordance with Treasury Regulation Section 1.409A-3(j)(4)(ix).

5.5   NON-FORFEITURABILITY OF STOCK CREDITS.

      No Stock Credits credited to the Stock Account of a Participant shall be forfeitable for any reason.

5.6   SUCCESSORS AND HEIRS.

      The Program and any properly executed elections hereunder shall be binding upon the Company and Participants, and upon any assignee or successor in interest to the Company and upon the heirs, legal representatives and beneficiaries of any Participant.

5.7   STATUS OF PARTICIPANTS.

      Stock Credits are not, and do not constitute, shares of Common Stock. No right as a holder of shares of Common Stock shall devolve upon a Participant by reason of his or her participation in the Program until such time as shares of Common Stock are distributed in accordance with Article 3.

5.8   STATEMENT OF ACCOUNT.

      After the end of each calendar quarter, each Participant in the Program during the immediately preceding calendar quarter shall receive a statement of his or her Stock Account under the Program as of the end of such preceding calendar quarter. Such statement shall be in a form and contain such information as is deemed appropriate by the Committee.

5.9   ENTIRE AGREEMENT.

      Each Participant shall agree to be bound by the terms of the Program as set forth herein. This document contains the entire agreement of the Participant and the Company with respect to the subject matter hereof. No modification or claim of waiver of any of the provisions hereof shall be valid unless in writing


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signed by the party against whom such modification or waiver is sought to be enforced.



      IN WITNESS WHEREOF, the undersigned officer, acting on behalf of the Company, has set his/her hand as of this ___ day of ___________, 2008.


                                          ATMI, Inc.



                                          By:___________________________________
                                                Its

















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



                                   ATMI, INC.

                             NON-EMPLOYEE DIRECTORS
                          DEFERRED COMPENSATION PROGRAM
                          OF ATMI, INC. 2003 STOCK PLAN




      The undersigned, a Participant in the Non-Employee Directors Deferred Compensation Program of ATMI, Inc., 2003 Stock Plan hereby acknowledges receipt of the Program document and agrees to bound by the terms thereof.




Date: ____________________          Signed:_________________________________
                                           Print Name:






















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